UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

The Advisors' Inner Circle Fund

SANDS CAPITAL

The Sands Capital Global Growth Fund

Semi-Annual Report

April 30, 2013

Investment Adviser:
Sands Capital Management, LLC

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

The Fund files its complete schedule of investments of Fund holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-826-5646; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

Dear Shareholder:

We are pleased to provide you with the Semi-Annual Report for the Sands Capital Global Growth Fund (the “Fund”) for the period ending April 30, 2013. During the past 6 months, the Fund’s Institutional Class and Investor Class returned 11.95% and 11.85%, respectively, compared to a 13.46% return for the MSCI All Country World Index (ACWI).

Performance through April 30, 2013
Fund	Ticker	Six Months	One Year	Three Years*	Since Inception*
Sands Capital Global Growth Fund, Institutional Shares	SCMGX	11.95%	9.56%	13.99%	14.02%
Sands Capital Global Growth Fund, Investor Shares	SCGVX	11.85%	9.37%	13.75%	13.79%
MSCI All Country World Index	MXWD	13.46%	15.02%	8.73%	8.54%

*	Annualized, Since Inception 3/31/10

Performance quoted is past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-826-5646.

Mobile: Examining the Subtrends Beneath the Surface

Secular trends often provide an attractive backdrop for identifying potentially attractive long-term investments. One such trend playing out today is the proliferation of mobile devices. The number of mobile telephony users has risen from a few million in the 1990s to several billion today, reaching all corners of the globe. As mobile proliferation has progressed, semiconductor, battery, and over-the-air communication technologies have steadily improved and become cheaper, unleashing a wave of innovation across the mobile sector.

While this general trend has been both an economic and social game-changer on a global level, even more interesting to us as long-term-oriented, business-focused growth investors has been the various subtrends playing out underneath the surface. Therefore, we have tended to break “mobile” into its component parts while still understanding the interconnections between various investments. Four key subtrends we have focused on are: 1) the rise of software-driven smartphones, 2) the

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

improvement in over-the-air mobile connectivity, 3) increasing hardware complexity and functionality, and 4) mobile-based advertising and commerce.

Our goal in this letter is to discuss each of these subtrends and some of the Fund’s related investments, then link our views on the individual businesses to how we are calibrating exposure to these investments with respect to where we are along the “S-curve” for each subtrend.

Subtrend 1: Rise of Software-Driven Smartphones

Today, it’s hard to imagine a world without smartphones that combine the utility of a phone, camera, Internet browser, and more into a single device. Mobile devices have come a long way since their origins as simple phones. The worldwide penetration of these devices has driven growth across the mobile industry, with hardware manufacturers, software developers, and wireless carriers all benefitting as more people purchased devices.

Apple was one of the earliest and biggest beneficiaries of this trend. With easy-to-use functionality and leading-edge touchscreen technology, it essentially created the high-end smartphone market. As first mover, the iPhone rapidly took market share as consumers made their initial smartphone purchases. However, the situation has evolved. Using the United States as a proxy, the penetration of high-end smartphones in developed markets today is close to 60%.1 The primary growth driver in these markets is shifting from new-user growth to product replacement, a less compelling, more cyclical driver. Although average penetration is lower in emerging markets (we estimate closer to 40%, using China as a proxy), lower-priced smartphone demand is stronger.2 Furthermore, across emerging and developed markets, competition from Android-based smartphones has increased. We think penetration of high-end smartphones around the globe will continue, but given these factors, we believe Apple is migrating up the S-curve towards maturity. Given our lowered conviction in the company’s long-term growth profile, we exited the position in March.

Subtrend 2: Improvement in Over-the-Air Mobile Connectivity

With increased mobile penetration and data consumption, network operators and handset manufacturers have been upgrading from second-generation (2G) technology to third-generation (3G) and fourth-

[1]	Sands Capital Management’s proprietary research
[2]	Sands Capital Management’s proprietary research

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
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generation (4G) technologies, which provide more bandwidth, faster data connectivity, and more efficient use of radio spectrum. Qualcomm invented and owns the primary intellectual property — CDMA air-interface technology — used in most wireless communication networks. CDMA is the industry standard that enables mobile handsets to connect to cellular networks. Qualcomm’s dominance at this important choke point allows it to earn a royalty on all CDMA-based handsets sold. As a result, the ongoing upgrade of the cellular networks has been a powerful growth driver for the company. We expect the number of devices on which Qualcomm collects a royalty to roughly double, from about one billion in 2012 to 1.9 billion in 2017. This intermediate-term growth notwithstanding, challenges loom. While Qualcomm generates high royalty rates on 3G-capable phones, its royalty rate on 4G technologies is lower. As the world migrates towards 4G, Qualcomm’s royalty pool may plateau or even shrink. At the same time, Qualcomm’s chipset business is likely to face increased competition over time as other firms encroach on its lead in baseband processors. Qualcomm should see strong growth over the intermediate term, but, in our view, the subtrends driving the growth suggest the company may be shifting from the mid stages to the late stages of its business and investment “lifecycles.”

Subtrend 3: Increasing Hardware Complexity and Functionality

In addition to a growing number of connected devices, mobile phones are becoming more feature-rich. This spurs the need for increasing the silicon content and complexity within devices. Processor speeds are rising and the number, types, and complexity of processor cores is growing, all with a focus on minimizing power consumption. These hardware innovations are what enable features like GPS, high-resolution graphics, photo and video capability, extended battery life, and more. More than 90% of all mobile device manufacturers design and use chips based on intellectual property developed by ARM Holdings.3 ARM’s chip designs enable low power consumption (extremely important for mobile devices), which is why it has become the industry standard. The company receives a royalty payment on every device shipped that uses an ARM design, with the amount of the royalty based on the number and type of ARM-based chips in the device. Therefore, ARM’s growth is driven not just by device proliferation, but also by the increasing complexity and functionality of those devices.

[3]	ARM Holdings company estimates

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

Consequently, ARM’s market opportunity is growing faster than the overall “mobile” market. In our view, it is in an earlier stage of its lifecycle than businesses like Apple or Qualcomm.

Subtrend 4: Mobile-Based Advertising and Commerce

The abovementioned three subtrends have combined to create a global platform that enables people to do more “stuff” on mobile devices, anywhere, anytime. It is our belief that over time this increased connectivity will be an important driver for mobile-based communication, commerce, and advertising globally. While companies like Google have been generating revenue for several years from content on mobile devices (to the tune of over $8 billion annually), we think mobile-enabled commerce is still in its very early stages. We expect the most successful companies in this area to experience growth for years to come.

With over 900 million active monthly users, Facebook is a clear leader in social networking. Historically, the bulk of the company’s revenue was generated on the desktop. Over the past 12 months, mobile has become a more important component of revenue generation, rising from 0% to nearly 25% of total revenue. Each year global advertisers spend about $500 billion on brand advertising. We believe Facebook has a business model and user base that will enable it to take meaningful share in this market as it continues to develop tools for advertisers, while growing its user base and keeping engagement levels high. To be successful over the long term, however, Facebook will need to continue to further innovate and grow its mobile revenue base.

Linking These Subtrends to Portfolio Construction

The evolution of the abovementioned subtrends has played a significant role in informing the mix and relative weights of the Fund’s various “mobile-linked” investments. At the time of its inception in March 2010, the Fund’s largest exposures within the mobile space were Apple and Qualcomm, reflecting the rapid adoption of Apple’s iPhone and the movement across the globe from 2G to 3G, 4G, and LTE mobile technologies.

Fast forward to today, we have exited Apple, reduced the weight of Qualcomm, and shifted the mix of the Fund’s “mobile” exposure to companies like ARM Holdings and Facebook. ARM, which has been owned in the Fund for over three years, is currently the largest weight. We have

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

increased the company’s weight over time as the amount of ARM technology in mobile devices has expanded. We believe the company is in the heart of its secular growth phase as these trends go through key inflection points.

As the installed base of smartphone users continues to grow, and as devices become ever more powerful, a foundation has been laid that we believe will enable a substantial increase in the amount of commerce, communication, and advertising conducted on mobile devices. While this is quite possibly the segment of “mobile” that has the longest duration in the future, it is also the subtrend in its earliest stage. This means that while the opportunity is potentially massive, exactly how it plays out over time is less certain. This is why we have increased the weight of a business like Facebook as our conviction in its business model and execution has grown, but also why the company remains a “middle bucket” weight, as opposed to a “large bucket” weight like ARM.

A Changing Mix of Exposures to Key Subtrends

The weights for each holding in the chart above were derived from the Sands Capital Global Growth Fund, take into account all cash balances, and are shown as of the final business day of the respective quarter. These investments represent a subset of holdings that correspond to a portion of the fund’s mobile-related investments. The information provided should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any security listed will remain in the fund and you should not assume that any of the holdings were or will be profitable. The assessment of each business is based on Sands Capital’s estimate of its long-term market opportunity and the degree that market opportunity has been penetrated, as well as the overall company and market growth rate, among other factors.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

As the risk/reward balance, growth profile, and our corresponding conviction level in a company shifts, so too does the role it plays in the Fund. We diligently monitor the various secular trends impacting our businesses and calibrate the Fund accordingly.

We greatly appreciate your interest and support, and we look forward to providing future updates on our investment approach and results.

Sincerely,

THE SANDS CAPITAL MANAGEMENT INVESTMENT TEAM

This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

SECTOR WEIGHTINGS †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.2%
	Shares	Value

ARGENTINA — 3.3%
MercadoLibre	32,500	$3,269,175

BELGIUM — 1.5%
UCB	25,100	1,483,529

BRAZIL — 6.9%
BM&F Bovespa	524,500	3,638,666
Cielo	51,600	1,360,182
Natura Cosmeticos	36,700	919,724
Raia Drogasil	80,700	866,796

		6,785,368

CHINA — 3.7%
Baidu (Caymon Islands) Holding ADR *	31,000	2,661,350
Tingyi (Cayman Islands) Holding	345,600	955,280

		3,616,630

DENMARK — 1.0%
Novozymes, Cl B	27,700	956,590

INDIA — 3.7%
Asian Paints	11,700	1,016,624
ITC	424,000	2,588,072

		3,604,696

ITALY — 2.1%
Prada	225,000	2,028,150

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

NETHERLANDS — 6.1%
ASML Holding ADR, Cl G	58,500	$4,350,645
Koninklijke Vopak	29,600	1,639,572

		5,990,217

PORTUGAL — 1.7%
Jeronimo Martins SGPS	72,000	1,714,828

RUSSIA — 0.7%
Mail.ru Group GDR	24,100	650,700

SOUTH AFRICA — 4.3%
Naspers, Cl N	63,300	4,235,989

SWITZERLAND — 2.5%
SGS	1,000	2,416,649

THAILAND — 0.9%
CP ALL	606,000	908,484

UNITED KINGDOM — 9.6%
ARM Holdings	371,500	5,747,612
Petrofac	176,000	3,690,759

		9,438,371

UNITED STATES — 48.2%
Allergan	31,900	3,622,245
Amazon.com *	15,500	3,934,055
Biogen Idec *	10,900	2,386,337
BioMarin Pharmaceutical *	53,200	3,489,920
Cerner *	24,000	2,322,480
Facebook, Cl A *	106,400	2,953,664
FMC Technologies *	32,700	1,775,610
Google, Cl A *	3,900	3,215,823
Intuitive Surgical *	3,900	1,919,931
Las Vegas Sands	55,300	3,110,625
National Oilwell Varco	32,800	2,139,216
NIKE, Cl B	42,700	2,715,720
Praxair	17,800	2,034,540
Salesforce.com *	94,000	3,864,340

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued
	Shares	Value

UNITED STATES — (continued)
Schlumberger	37,900	$2,820,897
Visa, Cl A	30,300	5,104,338

		47,409,741

TOTAL COMMON STOCK (Cost $81,930,805)		94,509,117

TOTAL INVESTMENTS — 96.2% (Cost $81,930,805)		$94,509,117

Percentages are based on Net Assets of $98,243,140.

*	Non-income producing security.

ADR	— American Depositary Receipt

Cl	— Class

GDR	— Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $81,930,805)	$94,509,117
Cash	3,547,742
Foreign Currency, at value (Cost $52,698)	52,698
Receivable for Investment Securities Sold	2,544,725
Receivable for Capital Shares Sold	205,000
Dividend Receivable	150,760
Prepaid Expenses	23,505
Reclaim Receivable	21,396

Total Assets	101,054,943

Liabilities:
Payable for Investment Securities Purchased	2,639,156
Accrued Foreign Capital Gains Tax on Appreciated Securities	66,159
Payable due to Investment Adviser	50,973
Payable due to Administrator	13,151
Payable due to Trustees	2,628
Chief Compliance Officer Fees Payable	2,623
Shareholder Servicing Fees Payable	426
Other Accrued Expenses	36,687

Total Liabilities	2,811,803

Net Assets	$98,243,140

NET ASSETS CONSIST OF:
Paid-in-Capital	$86,330,532
Undistributed Net Investment Income	190,508
Accumulated Net Realized Loss on Investments	(791,018)
Net Unrealized Appreciation on Investments	12,578,312
Net Unrealized Appreciation Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	965
Foreign Capital Gains Tax on Appreciated Securities	(66,159)

Net Assets	$98,243,140

Net Asset Value Per Share — Institutional Shares ($95,981,490 ÷ 6,518,394 shares)	$14.72

Net Asset Value Per Share — Investor Shares ($2,261,650 ÷ 154,276 shares)	$14.66

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,366,307
Less: Foreign Taxes Withheld	(29,656)

Total Investment Income	1,336,651

Expenses
Investment Advisory Fees	346,871
Administration Fees	79,343
Trustees’ Fees	6,455
Chief Compliance Officer Fees	3,847
Shareholder Servicing Fees — Investor Class	2,049
Transfer Agent Fees	35,392
Registration Fees	21,836
Custodian Fees	16,358
Legal Fees	16,329
Printing Fees	11,901
Audit Fees	11,209
Insurance and Other Expenses	6,416

Total Expenses	558,006

Less:
Waiver of Investment Advisory Fees	(107,058)
Fees Paid Indirectly	(1)

Net Expenses	450,947

Net Investment Income	885,704

Net Realized Loss on:
Investments	(720,691)
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(11,042)

Net Realized Loss	(731,733)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8,784,404
Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	917
Foreign Capital Gains Tax on Appreciated Securities	(38,299)

Net Change in Unrealized Appreciation	8,747,022

Net Gain on Investments and Foreign Currency Transactions	8,015,289

Net Increase in Net Assets Resulting from Operations	$8,900,993

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six-Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations:
Net Investment Income	$885,704	$33,614
Net Realized Loss on Investments, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(731,733)	(28,138)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Foreign Capital Gains Tax on Appreciated Securities, Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	8,747,022	2,616,647

Net Increase in Net Assets Resulting from Operations	8,900,993	2,622,123

Dividends and Distributions
Net Investment Income:
Institutional Shares	(683,046)	—
Investor Shares	(12,150)	—

	(695,196)	—

Net Capital Gains:
Institutional Shares	(68,592)	(44,575)
Investor Shares	(1,449)	(1,380)

	(70,041)	(45,955)

Total Distributions	(765,237)	(45,955)

Capital Share Transactions:
Institutional Shares
Issued	30,526,682	40,937,568
Reinvestment of Distributions	751,636	44,575
Redemption Fees (see note 2)	1,229	3,001
Redeemed	(605,365)	(1,168,664)

Net Institutional Share Transactions	30,674,182	39,816,480

Capital Share Transactions:
Investor Shares
Issued	919,215	852,751
Reinvestment of Distributions	12,316	1,380
Redeemed	(124,586)	(97)

Net Investor Share Transactions	806,945	854,034

Net Increase in Net Assets from Share Transactions	31,481,127	40,670,514

Total Increase in Net Assets	39,616,883	43,246,682

Net Assets:
Beginning of Period	58,626,257	15,379,575

End of Period (including Undistributed Net Investment Income of $190,508 and $0, respectively	$98,243,140	$58,626,257

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Six-Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Shares Transactions:
Institutional Shares
Issued	2,196,080	3,161,847
Reinvestment of Distributions	55,045	3,930
Redeemed	(41,471)	(93,955)

Net Institutional Share Transactions	2,209,654	3,071,822

Shares Transactions:
Investor Shares
Issued	64,563	68,750
Reinvestment of Distributions	905	122
Redeemed	(9,166)	(7)

Net Investor Share Transactions	56,302	68,865

Net Increase in Shares Outstanding From Share Transactions	2,265,956	3,140,687

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Institutional Shares
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$13.31		$12.15	$11.49	$10.00

Income from Investment Operations:
Net Investment Income†	0.15		0.02	0.03	0.01
Net Realized and Unrealized Gain	1.43		1.18	0.66	1.48

Total from Investment Operations	1.58		1.20	0.69	1.49

Dividends and Distributions from:
Net Investment Income	(0.15)		—	—	—
Net Realized Gains	(0.02)		(0.04)	(0.03)	—

Total Dividends and Distributions	(0.17)		(0.04)	(0.03)	—

Redemption Fees^	—	^^	— ^^	—	—

Net Asset Value, End of Period	$14.72		$13.31	$12.15	$11.49

Total Return††	11.95%		9.90%	6.02%	14.90%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$95,981		$57,329	$15,027	$5,207
Ratio of Expenses to Average Net Assets	1.10	%**	1.10%	1.10%	1.10	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.36	%**	2.35%	5.42%	13.43	%**
Ratio of Net Investment Income to Average Net Assets	2.17	%**	0.13%	0.26%	0.11	%**
Portfolio Turnover Rate	15	%***	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
^	See note 2 in Notes to Financial Statements.
^^	Amount less then $0.01.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year/Period
	Investor Shares
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010*
Net Asset Value, Beginning of Period	$13.24		$12.11	$11.48	$10.00

Income from Investment Operations:
Net Investment Income (Loss)†	0.14		(0.02)	0.01	—
Net Realized and Unrealized Gain	1.42		1.19	0.65	1.48

Total from Investment Operations	1.56		1.17	0.66	1 .48

Dividends and Distributions from:
Net Investment Income	(0.12)		—	—	—
Net Realized Gains	(0.02)		(0.04)	(0.03)	—

Total Dividends and Distributions	(0.14)		(0.04)	(0.03)	—

Net Asset Value, End of Period	$14.66		$13.24	$12.11	$11.48

Total Return††	11.85%		9.68%	5.76%	14.80%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$2,262		$1,297	$353	$234
Ratio of Expenses to Average Net Assets	1.35	%**	1.35%	1.28%@	1.20	%@**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.61	%**	2.71%	5.84%	13.67	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	2.06	%**	(0.13%)	0.08%	0.02	%**
Portfolio Turnover Rate	15	%***	21%	19%	17	%***

*	Commenced operations on March 31, 2010.
**	Annualized
***	Not annualized.
†	Per share calculations were performed using average shares for the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.
@	Ratio would have been 1.35% had the Fund been charged the full 0.25% for shareholder servicing fees.

Amounts designated as “—” are $0 or less than $0.01.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	SANDS CAPITAL GLOBAL
GROWTH FUND
APRIL 30, 2013 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment global company with 45 funds. The financial statements herein are those of the Sands Capital Global Growth Fund (the “Fund”). The Fund consists of Institutional and Investor share classes which commenced operations on March 31, 2010. The investment objective of the Fund is long-term capital appreciation. The Fund, a diversified fund, invests primarily in equity securities of publicly-traded companies located anywhere in the world, including equity securities in developing or emerging markets. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Fund.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last reported sales price if the security is

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actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that

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may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Fund’s Administrator and can request that a meeting of the Committee be held. As of April 30, 2013, there were no securities valued in accordance with fair value procedures.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP; the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair

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value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or abilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2013, all of the Fund’s investments were considered level 1, in accordance with ASC-820.

During the six months ended April 30, 2013, there were no significant transfers between levels.

For the six months ended April 30, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is

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“more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

As of and during the six months ended April 30, 2013, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2013, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in

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net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than ninety days. Such fees are retained by the Fund for the benefit of the remaining shareholders. For the six months ended April 30, 2013, Institutional Class and Investor Class retained $1,229 and $0 in redemption fees, respectively. For the year ended October 31, 2012, Institutional Class and Investor Class retained $3,001 and $0 in redemption fees, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

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The services provided by the Chief Compliance Officer (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administration services for an annual fee equal to 0.15% of the first $250 million, 0.12% of the next $250 million and 0.10% of any amount above $500 million of the Fund’s average daily net assets, subject to a minimum fee of $150,000 plus $10,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Investor Class Shares of the Fund will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the six months ended April 30, 2013, the Investor Shares incurred 0.25% of average daily net assets or $2,049 of shareholder servicing fees.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

During the six months ended April 30, 2013, the Fund earned cash management credits of $1 which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

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5.	Investment Advisory Agreement:

Sands Capital Management, LLC (the “Adviser”) serves as the investment adviser for the Fund. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of the Fund. The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 1.10% and 1.35% of the Fund’s Institutional Shares’ and Investor Shares’ average daily net assets, respectively. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between the total annual fund operating expenses and the expense caps listed above to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. At April 30, 2013, the amount the Adviser may seek as reimbursement of previously waived and reimbursed fees for the Fund was as follows:

Expense Deferred in Fiscal Period Ending, April 30:	Subject to Repayment Until, April 30:		Sands Capital Global Growth Fund
2011	2014		$454,341
2012	2015		350,653
2013	2016		279,354

		Total	$1,084,348

6.	Investment Transactions:

For the six months ended April 30, 2013, the Fund made purchases of $40,951,703 and sales of $11,823,781 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period

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may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2012 and 2011 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2012	$12,165	$33,790	$45,955
2011	16,608	$—	16,608

As of October 31, 2012, the components of Distributable Earnings on a tax basis were as follows:

Capital Loss Carryforwards	$69,620
Unrealized Appreciation	3,707,232

Total Net Distributable Earnings	$3,776,852

For Federal income tax purposes, the cost of securities owned at April 30, 2013, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current period and have been deferred for use in future periods.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at April 30, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$81,930,805	$14,004,514	$(1,426,202)	$12,578,312

8.	Indemnifications:

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made

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against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9.	Concentration of Risks:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At April 30, 2013, the net assets of the Fund were comprised of U.S. denominated securities, foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

10.	Other:

At April 30, 2013, 70% of Institutional Shares outstanding were held by one shareholder and 64% of Investors Shares outstanding by three shareholders of record owning 10% or greater of the aggregate total shares outstanding. 10% of Investor shares outstanding were held by an affiliate of the Investment Adviser.

11.	Subsequent Event:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

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DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Sands Capital Global Growth Fund
Actual Fund Return
Institutional Shares	$1,000.00	$1,119.50	1.10%	$5.78
Investor Shares	1,000.00	1,118.50	1.35	7.09

Hypothetical 5% Return
Institutional Shares	$1,000.00	$1,019.32	1.10%	$5.52
Investor Shares	1,000.00	1,018.10	1.35	6.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the commencement of operations period shown).

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Fund may submit to the Board at the meeting and the other meetings held during the prior year, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on February 12-13, 2013, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect any economies of scale being realized by the Adviser for the benefit of Fund investors, as discussed in further detail below.

At the meeting, a representative from the Adviser, along with other Fund service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representative provided an overview of the Adviser, including its history, assets under management, ownership structure, representative client base, investment personnel and strategy, execution quality and soft dollar policies, approach to risk management and business plan. The Adviser’s representative also reviewed the Fund’s portfolio composition with respect to country and sector weightings. The

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting and prior meetings during the year, and deliberated on the renewal of the Advisory Agreement in light of this information.

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Fund.

The Trustees also considered other services provided to the Fund by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment Performance of the Fund and the Adviser

The Board was provided with information regarding the Fund’s performance since the Advisory Agreement was last approved, as well as information regarding the Fund’s performance since its inception. The Board also compared the Fund’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, a representative from the Adviser provided information regarding and led a discussion of factors impacting the performance of the Fund over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Fund.

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BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Fund was reasonable, the Trustees reviewed, among other things, a report of the advisory fee paid by the Fund to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and noted that the Fund’s total fees and expenses, after waivers, were reasonable. The Board concluded that the advisory fee was reasonable in light of the services rendered and the costs of such services. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund. In addition, the Board considered whether economies of scale were realized during the current contract period, but concluded that such economies of scale had not yet been achieved with respect to the Fund.

While formal Board action was not taken with respect to the conclusions discussed above, those conclusions formed, in part, the basis for the Board’s re-approval of the Advisory Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to renew the Advisory Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Sands Capital Global Growth Fund

P.O. Box 219009

Kansas City, MO 64121

888-826-5646

Adviser:

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, VA 22209

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

SAN-AR-001-0400

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 8, 2013